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                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

         We, the undersigned directors of The Kroll-O'Gara Company (the "Company") hereby appoint Wilfred T. O'Gara and Abram S. Gordon or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf as directors of the Company which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, including, without limitation, signing for us, or any of us, in our names as directors of the Company, such Form 10-K and any and all amendments thereto, and we hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 31st day of March, 1999.


Signature                                           Title
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/s/ Jules B. Kroll                                  Director
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Jules B. Kroll



/s/ Thomas M. O'Gara                                Director
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Thomas M. O'Gara



/s/ Wilfred T. O'Gara                               Director
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Wilfred T. O'Gara



/s/ Michael G. Cherkasky                            Director
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Michael G. Cherkasky



/s/ Marshall S. Cogan                               Director
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Marshall S. Cogan



/s/ Michael J. Lennon                               Director
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Michael J. Lennon
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/s/ Raymond E. Mabus                                Director
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Raymond E. Mabus



/s/ Hugh E. Price                                   Director
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Hugh E. Price



/s/ Jerry E. Ritter                                 Director
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Jerry E. Ritter



/s/ William S. Sessions                             Director
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William S. Sessions


/s/ Howard I. Smith
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Howard I. Smith